EARNINGS PER SHARE	12 Months Ended
Jun. 30, 2013
Loss per share:
EARNINGS PER SHARE

NOTE 11 – EARNINGS PER SHARE

FASB ASC Topic 260, Earnings Per Share, requires a reconciliation of the numerator and denominator of the basic and diluted earnings (loss) per share (EPS) computations.

Basic earnings (loss) per share are computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings (loss) per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

The total number of potential additional dilutive warrants outstanding for the fiscal years ended June 30, 2013 and 2012 was 62,500 and 37,500, respectively. In addition, the convertible note converts at an exercise price of $0.30 of common stock. The warrants and shares underlying the convertible note were considered for the dilutive calculation but in periods where losses are reported, the weighted-average number of common stock outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

The following table sets forth the computation of basic and diluted net income per share:

	For The Fiscal Years Ended June 30,
	2013	2012

Net loss attributable to the common stockholders	$(1,332,224)	$(949,114)

Basic weighted average outstanding shares of common stock	31,255,206	30,363,440
Dilutive effect of options and warrants	—	—
Diluted weighted average common stock and common stock equivalents	31,255,206	30,363,440

Earnings (loss) per share:
Basic and diluted	$(0.04)	$(0.03)